UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 28, 2025

FLORA GROWTH CORP.
(Exact name of registrant as specified in its charter)

Ontario	001-40397	Not Applicable
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3230 W. Commercial Boulevard, Suite 180
 Fort Lauderdale, Florida, United States 33309
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (954) 842-4989

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Shares, no par value	FLGC	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On November 28, 2025, Flora Growth Corp., a corporation organized under the laws of the Province of Ontario (the "Company", "our"), entered into a Share Purchase Agreement (the "Purchase Agreement") and a Registration Rights Agreement (the "Registration Rights Agreement") with White Lion Capital, LLC (the "Investor"), pursuant to which the Investor has committed to purchase, subject to certain limitations, up to $25 million (the "Initial Commitment") of the Company's common shares, no par value (the "Common Shares"), which Initial Commitment may be increased to up to an aggregate of $50 million Common Shares at the discretion of the Company upon a written notice to the Investor (the "Total Commitment").

Under the terms and subject to the conditions of the Purchase Agreement, the Company has the right, but not the obligation, to direct the Investor to purchase up to the Total Commitment of Common Shares from time to time for a period of 24 months from the date of the Purchase Agreement. The purchase is subject to certain conditions, including the filing and effectiveness of a resale registration statement (the "Registration Statement") with the U.S. Securities and Exchange Commission (the "SEC") registering the resale of the shares to be sold to the Investor under the Purchase Agreement.

Upon receipt of a purchase notice from the Company, the Investor may be obligated to purchase Common Shares as the Company directs, subject to certain conditions and limitations. The Company can provide two kinds of notices - a regular purchase notice and a rapid purchase notice. The Common Shares will be purchased by the Investor according to the kind of notice provided. For:

• a regular purchase notice, 97% of the lowest daily VWAP of the Common Shares for the two consecutive business days commencing on and including the day the regular purchase notice is delivered; or

• a rapid purchase notice, either (i) the lowest traded price of the Common Shares on the date the rapid purchase notice is delivered or (ii) 97% of the lowest traded price of the Shares two hours following the written confirmation of the acceptance of the rapid purchase notice by the Investor.

As such, the actual number of Common Shares purchased by the Investor under the Purchase Agreement will vary depending on the then-current market price of our Common Shares sold to the Investor under the Purchase Agreement, but will not exceed the number set forth above unless we file an additional registration statement under the Securities Act of 1933, as amended (the "Securities Act"), with the SEC. Actual sales of Common Shares, if any, to the Investor will depend on a variety of factors to be determined by the Company from time-to-time, including, among other things, market conditions, the trading price of the Company's Common Shares, and determinations by the Company as to the appropriate sources of funding for the Company and its operations.

The net proceeds from sales, if any, under the Purchase Agreement to the Company will depend on the frequency and prices at which the Company sells Common Shares to the Investor. The Company expects that any proceeds received by the Company from such sales to the Investor will primarily be used to advance the Company's digital asset treasury strategy with a focus on the $0G token and for general corporate purposes. It is possible that no shares will be issued under the Purchase Agreement.

Pursuant to the Purchase Agreement, the Company will pay commitment fee to the Investor in the form of Common Shares with an aggregate market value of $125,000 or 0.5% of the Initial Commitment (the "Initial Commitment Fee"), which will be paid on the effective date of the Registration Statement (each a "Commitment Fee Payment Date"). If the Initial Commitment is increased, the Company will pay an additional commitment fee to the Investor in the form of Common Shares with an aggregate market value equal to 0.5% of such increased commitment amount.

In connection with the entry into the Purchase Agreement, the Company also entered into the Registration Rights Agreement, pursuant to which the Company agreed to file with the SEC, within twenty business days of the execution date of the Purchase Agreement, the Registration Statement for the resale by the Investor of the Common Shares that may be issued in connection with the Initial Commitment under the Purchase Agreement (including the Common Shares used to pay the Initial Commitment Fee, if any).

The Purchase Agreement and the Registration Rights Agreement contain customary representations, warranties, conditions, and indemnification obligations of the parties. The Purchase Agreement will automatically terminate on the earlier of (i) the end of the commitment period (which shall mean the period commencing on the execution date of the Purchase Agreement and ending on the earlier of (i) the date on which the Investor shall have purchased an aggregate number of Common Shares pursuant to the Purchase Agreement equal to the commitment amount or (ii) twenty four (24) months following the execution date of the Purchase Agreement (the "Commitment Period") or (ii) the date that, pursuant to or within the meaning of any bankruptcy law codified as Title 11, U.S. Code, or any similar federal or state law for the relief of debtors, the Company commences a voluntary case or any person commences a proceeding against the Company, a custodian is appointed for the Company or for all or substantially all of its property or the Company makes a general assignment for the benefit of its creditors.

The foregoing descriptions of the Purchase Agreement and the Registration Rights Agreement are qualified in their entirety by reference to the full text of such agreements, copies of which are attached hereto as Exhibits 10.1 and 10.2, respectively, and each of which is incorporated herein by reference.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 3.02.

The Common Shares that may be issued under the Purchase Agreement are being offered and sold in transactions exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), in reliance on the exemption afforded under Section 4(a)(2) thereof.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Share Purchase Agreement, dated as of November 28, 2025, by and among Flora Growth Corp. and White Lion Capital, LLC
10.2	Registration Rights Agreement, dated as of November 28, 2025, by and among Flora Growth Corp. and White Lion Capital, LLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 28, 2025	FLORA GROWTH CORP.

	By:	/s/ Dany Vaiman
	Name:	Dany Vaiman
	Title:	Chief Financial Officer